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                                                                      EXHIBIT 23


                               ARTHUR ANDERSEN LLP





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into CMS Energy Corporation's previously filed Registration Statements No. 33-29681, No. 33-47629, No. 33-60007, No. 33-61595, No. 33-62573, No. 333-32229,
No. 333-34087, No. 333-60795, No. 333-63229 and No. 333-68937.



                                                      Arthur Andersen LLP


Detroit, Michigan,
   March 30, 1999.